                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 9, 1997

                       UNITED STATES FILTER CORPORATION
                       --------------------------------
            (Exact name of registrant as specified in its charter)

-------------------------------         ------------         -------------------
          DELAWARE                        1-10728                 33-0266015
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

----------------------------------------------------         -------------------
    40-004 COOK STREET, PALM DESERT, CALIFORNIA                     92211
      (Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code  (760) 340-0098
                                                          --------------

                               (NOT APPLICABLE)
                        -------------------------------
                        (Former name or former address,
                         if changed from last report)

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Item 2.     ACQUISITION OR DISPOSITION OF ASSETS

     On December 9, 1997, United States Filter Corporation (the "Company"), through USFC Acquisition Inc., a wholly-owned subsidiary ("Sub"), consummated its tender offer ("Offer") commenced on October 25, 1997 to purchase all of the outstanding ordinary shares (including American Depository Shares ("ADSs"), each representing one ordinary share) (together the "Shares") of Memtec Limited ("Memtec") by paying for all Shares validly tendered and not withdrawn. Memtec is headquartered in Sydney, New South Wales, Australia and the ADSs were traded on the New York Stock Exchange and the ordinary shares were traded on the Australian Stock Exchange Limited. The purchase price was $36.00 per share ("Purchase Price"). The Company acquired certain of the Shares in privately negotiated and open market purchases ("Market Purchases") prior to the Offer.

     The Company was the beneficial owner of approximately 96% of the Shares upon completion of the Offer. It has begun the process of compulsory acquisition of the Shares it does not yet beneficially own. Compulsory acquisition is provided under the Australian Corporations Law and will allow the Company to require the sale to it of all such remaining Shares at a price per share of $36.00. The Company expects to complete this compulsory acquisition by the end of January, 1998.

     The persons solicited to tender Shares in the Offer, as well as persons from whom Shares were acquired in the Market Purchases, were the holders of the outstanding Shares of Memtec, none of whom had any material relationship with or to the Company or its affiliates or any director or officer of the Company or associate of any such director or officer, except as set forth in Schedule C to the Offer to Purchase dated October 15, 1997, filed as Exhibit 2.1 hereto and incorporated herein by reference.

     The total purchase price for all of the Shares, including those acquired by compulsory acquisition, will be approximately $395 million. Financing for the Offer has been provided by borrowings under the Company's Amended and Restated Multicurrency Credit Agreement dated October 20, 1997, with BankBoston, N.A. as Managing Agent, filed as Exhibit 4.1 hereto and incorporated herein by reference. The Purchase Price was determined by arm's-length negotiations between representatives of the Company and Memtec.

     Memtec is a corporation incorporated under the laws of the State of New South Wales, Australia, that designs, engineers, manufactures and markets an extensive range of filtration products and systems worldwide, focusing on two principal areas of the filtration market, industrial filtration and water filtration. The Company expects to continue Memtec's historic business.


Item 7.     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

(a)  Financial Statements of Businesses Acquired:


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     It is impracticable to provide the required financial information as of the date of this filing. The required financial information will be filed by amendment no later than February 23, 1998.

(b)  Pro Forma Financial Information:

     It is impracticable to provide the required pro forma financial information as of the date of this filing. The required pro forma financial information will be filed by amendment no later than February 23, 1998.

(c) Exhibits. The following exhibits are filed herewith or incorporated by reference herein:

EXHIBIT NO.     DESCRIPTION
-----------     -----------
     2.1        United States Filter Corporation Offer to Purchase, dated
                October 25, 1997, - Incorporated by reference to Exhibit 2.1 of the Company's Form 8-K filed September 19, 1997

     2.2 Letter of Transmittal relating to the Tender Offer as registered with the Australian Securities Commission on September 19,
                1997 - Incorporated by reference to Exhibit 2.3 of the Company's
                Form 8-K filed September 19, 1997

     2.3 Acceptance and Transfer Form relating to the Tender Offer as registered with the Australian Securities Commission on September 19, 1997 - Incorporated by reference to Exhibit 2.4 of the Company's Form 8-K filed September 19, 1997

     2.4 Notice of Variation, dated November 20, 1997 - Incorporated by reference to Exhibit (a)(15) of the Company's Amendment No. 7 to
                Schedule 14D-1 filed November 24, 1997

     4.1        Amended and Restated Multicurrency Credit Agreement dated as of
                October 20, 1997 by and among United States Filter Corporation and various lenders, with BankBoston, N.A. as Managing Agent -
                Incorporated by reference to Registration Statement on Form S-4 dated November 6, 1997 (File No. 333-39711)

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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        UNITED STATES FILTER CORPORATION



Date:  December 22, 1997                By: /s/ DAMIAN C. GEORGINO
                                           ------------------------------
                                           Damian C. Georgino
                                           Senior Vice President, General
                                           Counsel and Secretary


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                                 EXHIBIT INDEX
                                 -------------

EXHIBIT NO.     DESCRIPTION                                                        METHOD OF FILING
-----------     -----------                                                        ----------------
2.1             United States Filter Corporation Offer to Purchase dated           Incorporated by reference to Exhibit 2.1 of the
                October 25, 1997.                                                  Company's Form 8-K filed September 19, 1997.

2.2             Letter of Transmittal relating to the Tender Offer as              Incorporated by reference to Exhibit 2.3 of the
                registered with the Australian Securities Commission on            Company's Form 8-K filed September 19, 1997.
                September 19, 1997.

2.3             Acceptance and Transfer Form relating to the Tender Offer          Incorporated by reference to Exhibit 2.4 of the
                as registered with the Australian Securities Commission on         Company's Form 8-K filed September 19, 1997.
                September 19, 1997.

2.4             Notice of Variation, dated November 20, 1997.                      Incorporated by reference to Exhibit (a)(15) of
                                                                                   the Company's Amendment No. 7 to Schedule 14D-1
                                                                                   filed November 24, 1997.

4.1             Amendment and Restated Multicurrency Credit Agreement              Incorporated by reference to Exhibit 2.1 of the
                dated as of October 20, 1997 by and among United States            Registration Statement on Form S-4 dated
                Filter Corporation and various lenders, with BankBoston,           November 6, 1997 (File No. 333-39711).
                N.A. As Managing Agent.


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